Going Concern	6 Months Ended
Jun. 30, 2021
Going Concern
Going Concern
5.	Going Concern

Management assessed the Group’s ability to continue as a going concern and evaluated whether there are certain conditions and events, considered in the aggregate, that raise substantial doubt about the Group’s ability to continue as a going concern using all information available about the future, focusing on the twelve-month period after the issuance date of the financial statements.

Historically, the Group has funded its operations primarily through capital raises and with loans from shareholders. Since the inception the Group has incurred recurring losses and negative cash flows from operations including accumulated losses of €417 million. The Group expects to continue to generate operating losses through 2024.

Based on the business plan the Group depends on additional financing for additional development activities and operations. Management has realized plans to finance these investments and costs with the US public listing via a merger with a Special Purpose Acquisition Company ("SPAC") which was completed in September 2021. This realization of the transaction has been crucial for the Group's ability to continue as a going concern.

The financial statements have been prepared on a basis that assumes the Group will continue as a going concern and which contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business.